                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C1
                     CLASSES A1, A2, B, C, D, E, F, G AND X
                            $656,496,000  (APPROXIMATE)

                               --------------

                          CMBS NEW ISSUE TERM SHEET

                               --------------

                                  MAY 24, 2000

                                     [LOGO]

GREENWICH CAPITAL MARKETS, INC.                            CHASE SECURITIES INC.

                                                 PHONE              FAX                           EMAIL
                                            --------------     --------------        ------------------------------
       SSB         TRADING/DISTRIBUTION
                   Paul Vanderslice         (212) 723-6156     (212) 723-8599          paul.t.vanderslice@ssmb.com
                   Jeff Lewis               (212) 723-6156     (212) 723-8599                  jeff.lewis@ssmb.com
                   Jeff Sturdevant          (212) 723-6156     (212) 723-8599             jeff.sturdevant@ssmb.com

                   FINANCE
                   Angela Hutzel            (212) 816-8087     (212) 816-8307             angela.j.hutzel@ssmb.com
                   Joseph Siragusa          (212) 816-7973     (212) 816-8307             joseph.siragusa@ssmb.com
                   Elsie Mao                (212) 816-1299     (212) 816-8307                   elsie.mao@ssmb.com

                   ANALYTICS
                   Nancy Wilt               (212) 816-7808     (212) 816-8307                  nancy.wilt@ssmb.com

       GREENWICH   TRADING/DISTRIBUTION
                   Greg Jacobs              (203) 625-2900     (203) 618-2033                      jacobsg@gcm.com
                   Chris McCormack          (203) 625-2900     (203) 618-2033        christopher.mccormack@gcm.com

                   FINANCE
                   Mark Jarrell             (203) 618-2373     (203) 618-2134                 mark.jarrell@gcm.com

                   ANALYTICS
                   Chris Lau                (203) 625-2900     (203) 618-2033                    chris.lau@gcm.com

       CHASE       Scott Davidson           (212) 834-3813     (212) 834-6598             scott.davidson@chase.com
                   Marty Friedman           (212) 834-5727     (212) 834-6793             marty.friedman@chase.com
                   Glenn Riis               (212) 834-3813     (212) 834-6572                 glenn.riis@chase.com
                   David McNamara           (212) 834-3813     (212) 834-6572            davidj.mcnamara@chase.com

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

            PRELIMINARY - SUBJECT TO CHANGE

        STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
       SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
Commercial Mortgage Pass-Through Certificates, Series 2000-C1
                   $ 656,496,000 (Approximate)

APPROXIMATE SECURITIES STRUCTURE:

                                                                               ASSUMED
                                                         EXPECTED CREDIT       WTD. AVG.       ASSUMED PRINCIPAL
           EXPECTED RATING      APPROXIMATE FACE          SUPPORT (% OF       LIFE (YEARS)      PAYMENT WINDOW
 CLASS     MOODY'S/S&P (a)        AMOUNT ($MM)                UPB)                (b)                 (b)
----------------------------------------------------------------------------------------------------------------
    X           Aaa/AAAr             729.440 (c)               N/A                N/A                 N/A
   A1           Aaa/AAA              133.703                  25.50               5.70            07/00 - 11/08
   A2           Aaa/AAA              409.729                  25.50               9.14            11/08 - 12/09
    B            Aa2/AA               36.472                  20.50               9.55            12/09 - 01/10
    C             A2/A                31.002                  16.25               9.55            01/10 - 01/10
    D             A3/A-               10.941                  14.75               9.55            01/10 - 01/10
    E          Baa1/BBB+               9.118                  13.50               9.55            01/10 - 01/10
    F           Baa2/BBB              14.589                  11.50               9.62            01/10 - 02/10
    G           Baa3/BBB-             10.942                  10.00               9.63            02/10 - 02/10
    H            Ba1/BB+              14.588                  8.00               10.00            02/10 - 11/11
    J            Ba2/BB               18.236                  5.50               12.81            11/11 - 08/13
    K            Ba3/BB-               5.471                  4.75               13.13            08/13 - 08/13
    L             B1/B+                3.647                  4.25               13.13            08/13 - 08/13
    M             B2/B                 7.295                  3.25               13.40            08/13 - 03/14
    N             B3/B-                7.294                  2.25               14.26            03/14 - 09/15
    P            NR/NR                16.413                   N/A               18.18            09/15 - 05/24
             TOTAL OFFERED           729.440

(a) The indicated ratings are subject to change. The issuer may elect not to request a rating from each of the indicated rating agencies. Ratings may be requested from other rating agencies in addition to or in lieu of the ratings indicated.

(b) Assuming payment in full based on 0% CPR, no defaults, no repurchases, clean up call not being exercised, and the initial certificate principal balances set forth under Approximate Face Amount.

KEY FEATURES:
-------------
Lead Manager and Underwriter         Salomon Smith Barney Inc.
Co-Managers and Underwriters         Greenwich Capital Markets, Inc.; Chase Securities Inc.
Loan Originators:                    Greenwich Capital Financial Products, Inc. ("GCFP")
                                     Salomon Brothers Realty Corp. ("SBRC")
                                     GMAC Commercial Mortgage Corp. ("GMAC")
Master Servicer:                     GMAC Commercial Mortgage Corporation
Special Servicer:                    GMAC Commercial Mortgage Corporation
Trustee:                             Norwest Bank Minnesota, National Association
Cut-Off Date:                        June 1, 2000
Payment Date:                        18th of each month, or the following business day (commencing in July, 2000)
ERISA Eligibility:                   Classes "A1", "A2", and "X" are expected to be ERISA eligible under lead manager's exemption.  Other classes may be purchased by ERISA plans only under another exemption (e.g. QPAM, INHAM, if available)
Structure:                           Sequential Pay
Offering Type:                       Public - Classes X, A1-G; Private - Classes H-P
Day Count:                           30 / 360
Tax Treatment:                       REMIC
Rated Final Distribution Date:       February 1, 2033
Minimum Denomination:                $10,000 (classes A - G); or $1,000,000 (class X)
Delivery:                            DTC
Clean-up Call:                       1%


================================================================================

COLLATERAL FACTS: (a) (b) (c)
-----------------
Initial Pool Balance:                                            $729,440,160
Number of Mortgage Loans:                                                 268
Number of Properties                                                      278
Average Loan Cut-off Date Balance:                                 $2,721,792     ($223,877 to $28,618,255)
Weighted Average Mortgage Rate:                                        8.169%     (6.870% to 9.875%)
Weighted Average U/W NCF DSCR:                                          1.33x     (1.04x to 3.00x)
Weighted Average Cut-off Date LTV Ratio:                               69.54%     (27.59% to 84.75%)
Weighted Average Remaining Term to Scheduled Maturity:                120 mos.    (71 mos. to 287 mos.)
Weighted Average Remaining Amortization Term:                         321 mos.    (135 mos. to 356 mos.)
Weighted Average Seasoning:                                            11 mos.    (4 mos. to 33 mos.)

    (a) For each weighted average characteristic presented in the table, the range of individual values for that characteristic appears in parenthesis.

    (b) For purposes of this Term Sheet, weighted averages are calculated according to the Cut-off Date principal balances of the individual mortgage loans.

    (c) For purposes of this Term Sheet, mortgage loans that are part of a cross-collateralized group are presented as individual mortgage loans (without regard to the cross-collateralization), except where otherwise indicated.

                                                                           % OF INITIAL
                                NUMBER OF        AGGREGATE CUT-OFF           MORTGAGE              WTD. AVG.
                                 MORTGAGE          DATE PRINCIPAL              POOL                U/W NCF
     LOAN ORIGINATORS             LOANS               BALANCE                 BALANCE                DSCR
------------------------------------------------------------------------------------------------------------
            GCFP                    148             $486,023,933               66.63%                1.34x
            SBRC                    28               131,423,641               18.02                 1.28
            GMAC                    92               111,992,586               15.35                 1.39
------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           268              $729,440,160              100.00%                1.33x
------------------------------------------------------------------------------------------------------------

                                                   AGGREGATE CUT-
                                NUMBER OF            OFF DATE                % OF INITIAL         WTD. AVG.
 RANGE OF CUT-OFF DATE          MORTGAGE             PRINCIPAL               MORTGAGE             U/W NCF
      LTV RATIO                   LOANS               BALANCE               POOL BALANCE           DSCR
------------------------------------------------------------------------------------------------------------
   0.00% to  39.99%                 5              $  3,379,383                 0.46%              2.46x
  40.00% to  44.99%                 4                 4,496,508                 0.62               1.68
  45.00% to  49.99%                 7                16,004,415                 2.19               1.51
  50.00% to  54.99%                 11               21,060,383                 2.89               1.51
  55.00% to  59.99%                 21               27,465,545                 3.77               1.46
  60.00% to  64.99%                 33               67,273,088                 9.22               1.39
  65.00% to  69.99%                 56              158,820,769                21.77               1.34
  70.00% to  74.99%                 91              308,956,451                42.36               1.30
  75.00% to  84.99%                 40              121,983,618                16.72               1.27
------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           268             $729,440,160                  100.00%              1.33x
------------------------------------------------------------------------------------------------------------

                                                 AGGREGATE CUT-
                                NUMBER OF            OFF DATE                % OF INITIAL            WTD. AVG.
 RANGE OF U/W NCF                MORTGAGE           PRINCIPAL                  MORTGAGE                 U/W NCF
       DSCR                       LOANS              BALANCE                 POOL BALANCE                DSCR
---------------------------------------------------------------------------------------------------------------
  1.00x  to  1.09x                   2           $   4,619,411                   0.63%                  1.05x
  1.10x  to  1.19x                   5              30,319,724                   4.16                   1.19
  1.20x  to  1.24x                  25             107,349,019                   14.72                  1.23
  1.25x  to  1.29x                  76             207,298,886                   28.42                  1.28
  1.30x  to  1.39x                  82             236,434,025                   32.41                  1.34
  1.40x  to  1.49x                  37              73,420,325                   10.07                  1.43
  1.50x  to  1.59x                  21              37,944,357                    5.20                  1.55
  1.60x  to  1.69x                  12              23,227,419                    3.18                  1.64
  1.70x  to  1.79x                   3               5,687,372                    0.78                  1.75
  1.80x  to  2.39x                   2               1,131,651                    0.16                  2.16
  2.40x  to  2.99x                   2                 794,078                    0.11                  2.61
  3.00x  to  3.59x                   1               1,213,893                    0.17                  3.00
---------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           268           $ 729,440,160                   100.00%                1.33x
---------------------------------------------------------------------------------------------------------------

================================================================================

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2000-C1
                           $ 729,440,160 (Approximate)

                                                              AGGREGATE        % OF INITIAL      WTD.
                                             NUMBER OF       CUT-OFF DATE        MORTGAGE      AVG. U/W
                                            MORTGAGED          PRINCIPAL           POOL          NCF
                    STATE                    PROPERTIES         BALANCE           BALANCE        DSCR
                    ----------------------------------------------------------------------------------
                    California                   54          $ 158,970,997         21.79%        1.35x
                    New York                     27            101,650,658         13.94         1.34
                    Massachusetts                 9             72,167,959          9.89         1.29
                    Nevada                       11             46,304,973          6.35         1.25
                    Florida                      25             41,405,893          5.68         1.41
                    Texas                        30             34,689,981          4.76         1.34
                    Pennsylvania                  4             32,383,208          4.44         1.30
                    Other                       118            241,866,492         33.16         1.34
                    ----------------------------------------------------------------------------------
                    TOTAL / WEIGHTED AVERAGE    278          $ 729,440,160        100.00%        1.33x
                    ----------------------------------------------------------------------------------

                                                      AGGREGATE CUT-        % OF INITIAL
                                    NUMBER OF           OFF DATE            MORTGAGE         AVERAGE CUT-OFF         WTD. AVG.
                                    MORTGAGED           PRINCIPAL             POOL            DATE PRINCIPAL          MORTGAGE
  PROPERTY TYPES                    PROPERTIES           BALANCE            BALANCE              BALANCE              RATE
------------------------------------------------------------------------------------------------------------------------------------
  Office                                45             $188,926,406          25.90%             $4,198,365             8.029%
  Multifamily                          105              173,325,674          23.76               1,650,721             8.044
  Unanchored Retail                     55              109,914,651          15.07               1,998,448             8.192
  Industrial                            28               83,496,096          11.45               2,982,003             8.465
  Anchored Retail                        7               49,389,199           6.77               7,055,600             8.161
  Office/Retail                         11               42,490,237           5.83               3,862,749             7.834
  Full Service Hotel                     6               36,962,179           5.07               6,160,363             8.519
  Limited Service Hotel                  9               19,935,076           2.73               2,215,008             8.998
  Mixed Use                              3               12,613,771           1.73               4,204,590             8.360
  Mobile Home Park                       8               8,848,463            1.21               1,106,058             8.381
  Self Storage                           1               3,538,410            0.49               3,538,410             8.620
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL / WEIGHTED AVERAGE           278             $ 729,440,160         100.00%            $2,623,885             8.169%
------------------------------------------------------------------------------------------------------------------------------------

                                       WTD. AVG.                          WTD. AVG.
                                        STATED         WTD. AVG.        CUT-OFF DATE
                                      REMAINING         U/W NCF          LOAN-TO-
  PROPERTY TYPES                      TERM (MO.)          DSCR           VALUE RATIO
---------------------------------------------------------------------------------------
  Office                                 118             1.29x             72.07%
  Multifamily                            118             1.32              71.91
  Unanchored Retail                      117             1.35              68.75
  Industrial                             114             1.31              69.18
  Anchored Retail                        119             1.33              67.82
  Office/Retail                          140             1.39              66.26
  Full Service Hotel                     108             1.47              60.90
  Limited Service Hotel                  201             1.54              59.29
  Mixed Use                              109             1.33              70.37
  Mobile Home Park                       109             1.41              67.74
  Self Storage                           113             1.44              65.53
---------------------------------------------------------------------------------------
    TOTAL / WEIGHTED AVERAGE              120            1.33x             69.54%
---------------------------------------------------------------------------------------

================================================================================

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                  BOND CLASSES

                                       SERIES 2000-C1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
              -------------------------------------------------------------------------------------------------------------

                                             INITIAL AGGREGATE       APPROX. % OF
                                           PRINCIPAL BALANCE OR    INITIAL MORTGAGE  APPROX. INITIAL   PASS-THROUGH RATE
             CLASS        RATINGS (1)        NOTIONAL AMOUNT       POOL BALANCE      CREDIT SUPPORT    DESCRIPTION (4)
                X           Aaa/AAAr          $729,440,160 (2)        100.00%             N/A            Variable Rate
               A-1           Aaa/AAA          $133,703,000             18.33%            25.50%          Capped WAC
               A-2           Aaa/AAA          $409,729,000             56.17%            25.50%          Capped WAC
                B            Aa2/AA            $36,472,000              5.00%            20.50%          Capped WAC
                C             A2/A             $31,002,000              4.25%            16.25%          Capped WAC
                D             A3/A-            $10,941,000              1.50%            14.75%          Capped WAC
                E          Baa1/BBB+            $9,118,000              1.25%            13.50%          Capped WAC
                F           Baa2/BBB           $14,589,000              2.00%            11.50%          Capped WAC
                G           Baa3/BBB-          $10,942,000              1.50%            10.00%          Capped WAC

                SERIES 2000-C1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
             ---------------------------------------------------------------------
                           WEIGHTED
                           AVERAGE
                             LIFE                   ERISA       PRINCIPAL PAYMENT
             CLASS         (YEARS)(3)    DELIVERY    ELIGIBLE      WINDOW (3)
                X             N/A          DTC         Yes             N/A
               A-1            5.70         DTC         Yes        07/00 - 11/08
               A-2            9.14         DTC         Yes        11/08 - 12/09
                B             9.55         DTC         N/A        12/09 - 01/10
                C             9.55         DTC         N/A        01/10 - 01/10
                D             9.55         DTC         N/A        01/10 - 01/10
                E             9.55         DTC         N/A        01/10 - 01/10
                F             9.62         DTC         N/A        01/10 - 02/10
                G             9.63         DTC         N/A        02/10 - 02/10

                                       SERIES 2000-C1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
              -------------------------------------------------------------------------------------------------------------

                                             INITIAL AGGREGATE       APPROX. % OF
                                           PRINCIPAL BALANCE OR    INITIAL MORTGAGE  APPROX. INITIAL   PASS-THROUGH RATE
             CLASS        RATINGS (1)        NOTIONAL AMOUNT       POOL BALANCE      CREDIT SUPPORT    DESCRIPTION (4)
             PRIVATELY PLACED CLASSES
             -------------------------------------------------------------------------------------------------------------
                H            Ba1/BB+             $14,588,000               2.00%            8.00%            Fixed Rate
                J             Ba2/BB              $18,236,000              2.50%            5.50%            Fixed Rate
                K            Ba3/BB-              $5,471,000               0.75%            4.75%            Fixed Rate
                L             B1/B+               $3,647,000               0.50%            4.25%            Fixed Rate
                M              B2/B               $7,295,000               1.00%            3.25%            Fixed Rate
                N             B3/B-               $7,294,000               1.00%            2.25%            Fixed Rate
                P             NR/NR             $16,413,160                2.25%             N/A             Fixed Rate
             -------------------------------------------------------------------------------------------------------------
                   Total Securities:                $729,440,160
             -------------------------------------------------------------------------------------------------------------

                SERIES 2000-C1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
             ---------------------------------------------------------------------
                           WEIGHTED
                           AVERAGE
                             LIFE                   ERISA       PRINCIPAL PAYMENT
             CLASS         (YEARS)(3)    DELIVERY    ELIGIBLE      WINDOW (3)
             PRIVATELY PLACED CLASSES
             -----------------------------------------------------------------------
                H              10.00       Physical       N/A        02/10 - 11/11
                J              12.81       Physical       N/A        11/11 - 08/13
                K              13.13       Physical       N/A        08/13 - 08/13
                L              13.13       Physical       N/A        08/13 - 08/13
                M              13.40       Physical       N/A        08/13 - 03/14
                N              14.26       Physical       N/A        03/14 - 09/15
                P              18.18       Physical       N/A        09/15 - 05/24
             -----------------------------------------------------------------------


         (1) Ratings shown are those of Moodys Investor's Service and Standard & Poor's Ratings Services, respectively.

         (2) Initial aggregate notional amount. The aggregate notional amount of the class "X" certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class "X" certificates will not have principal balances and will not entitle their holders to payments of principal. They will, however, entitle their holders to prepayment premiums, if any. The pass-through rate of the class "X" certificate is the excess of the Weighted Average Adjusted Net Mortgage Interest Rate over the respective pass-through rates of the bonds.

         (3)      Calculated based upon the assumption that the borrower will:
                  a) not prepay the loan prior to the stated maturity, b) if applicable, pay the loan in full, on any anticipated repayment date, c) make all payments in a timely fashion, and d) not receive a balloon extension.

         (4) The pass-through rate for each of the publicly offered classes of certificates, other than class "X" certificates, will be the lesser of a) a fixed rate and b) the Weighted Average Pool Pass-Through Rate.

                               STRUCTURAL OVERVIEW

/  / Offered Certificates                /  / Certificates Not Offered

                                                                                                                            Initial
                                                                                                                            Net WAC
-----------------------------------------------------------------------------------------------------------------------------------
            X-IO
         Aaa/AAAr           ---------------------------------------------------
 $729.4 MM Notional Amount    B       C     D       E           F        G
--------------------------  Aa2/AA  A2/A  A3/A-  Baa1/BBB+  Baa2/BBB  Baa3/BBB-

                                                                                  H        J       K        L     M     N       P
                      A2                                                        Ba1/BB+  Ba2/BB  Ba3/BB-  B1/B+  B2/B  B3/B-  NR/NR
     A1            Aaa/AAA
  Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------

Note: Classes are not drawn to scale


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           STRUCTURAL OVERVIEW - Cont.

-        The Mortgage Pool will be comprised of one Loan Group

         Principal will be paid sequentially to Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates (If principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

- Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A1 and Class A2 Certificates each month

- Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1 and A2)

- The Master Servicer will cover net prepayment interest shortfalls, up to the portion of the Master Servicing Fee equal to 0.02% per annum. Net shortfalls (after application of prepayment interest excesses and Servicer coverage from the Master Servicing Fee) will be allocated in reverse alphabetical order to the interest-bearing Certificates (other than the Class A1, Class A2 and Class X) and then pro-rata (based on interest entitlements) to the Class A1, Class A2 and Class X Certificates

-        All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 Certificates, pro rata based on certificate balances)

- IO protected with regard to loan modifications and waivers that reduce Mortgage Rate

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                              PREPAYMENT PROVISIONS


       INITIAL LOAN POOL PREPAYMENT RESTRICTIONS COMPOSITION OVER TIME (1)

                                                                   Months Following Cut-off Date
                              ----------------------------------------------------------------------------------------------------
Prepayment Restriction             0         12         24         36         48        60        72        84        96       108
----------------------             -         --         --         --         --        --        --        --        --       ---
Remaining Pool Balance (2)    100.00%     98.94%     97.79%     96.54%     95.20%    93.74%    91.97%    89.38%    85.94%    66.21%

Locked/Defeasance              95.70      95.74      95.12      94.14      89.27     87.65     87.46     87.96     87.50     61.18
Yield Maintenance               4.30       4.26       4.88       5.86      10.15     10.89     11.08     11.07      9.91      6.89
5% Premium                      0.00       0.00       0.00       0.00       0.09      0.00      0.00      0.00      0.00      0.04
4% Premium                      0.00       0.00       0.00       0.00       0.00      0.09      0.00      0.00      0.00      0.00
3% Premium                      0.00       0.00       0.00       0.00       0.49      0.88      0.09      0.00      0.00      0.00
2% Premium                      0.00       0.00       0.00       0.00       0.00      0.49      0.88      0.09      0.00      0.00
1% Premium                      0.00       0.00       0.00       0.00       0.00      0.00      0.00      0.15      0.09      0.00
Open                            0.00       0.00       0.00       0.00       0.00      0.00      0.49      0.73      2.50     31.89
----------------------------------------------------------------------------------------------------------------------------------
               Total          100.00%    100.00%    100.00%    100.00%    100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
==================================================================================================================================

(1) All numbers, unless otherwise noted, are as a percentage of the aggregate pool balance at the specified point in time.

(2) Remaining aggregate mortgage loan pool balance as a percentage of the Initial Pool Balance at the specified point in time.


                               PREPAYMENT PREMIUM

                                                 Aggregate Cut-   % of Initial
                                     Number of      off Date        Mortgage    Highest Cut-off     Wtd. Avg.
                                      Mortgage      Principal        Pool        Date Principal     Mortgage
Prepayment Premium                     Loans        Balance         Balance          Balance          Rate
--------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                      180      $608,177,073       83.38%       $ 28,618,255        8.225%
Lockout/> of YM or 1%                    44        56,691,332        7.77           5,259,510        8.039
Lockout/YM                                4        34,250,666        4.70          13,152,356        7.238
> of YM or 1%                            25        16,412,173        2.25           1,810,481        8.032
> of YM or 1%/Declining Fee               6         4,789,155        0.66           1,578,624        8.373
Lockout/Declining Fee                     5         4,215,798        0.58           1,470,069        9.243
YM/Declining Fee                          3         3,795,239        0.52           1,440,456        8.646
YM                                        1         1,108,725        0.15           1,108,725        8.250
--------------------------------------------------------------------------------------------------------------
   Total / Weighted Average             268      $729,440,160      100.00%                           8.169%
==============================================================================================================

                                       Wtd. Avg.
                                        Stated     Wtd. Avg.  Wtd. Avg. Cut-
                                      Remaining     U/W NCF   off Date Loan-
Prepayment Premium                    Term (Mo.)     DSCR     to-Value Ratio
----------------------------------------------------------------------------
Lockout/Defeasance                        117        1.32x        70.13%
Lockout/> of YM or 1%                     120        1.39         66.55
Lockout/YM                                191        1.36         67.46
> of YM or 1%                             106        1.45         62.15
> of YM or 1%/Declining Fee               137        1.34         65.39
Lockout/Declining Fee                      80        1.43         71.60
YM/Declining Fee                           87        1.45         72.12
YM                                         95        1.26         73.92
----------------------------------------------------------------------------
   Total / Weighted Average               120        1.33x        69.54%
============================================================================

                       Prepayment Premium by Mortgage Rate


                                                                                                               % of Pool
                                                       % of Initial                Wtd. Avg.     % of Pool        Balance
                       Number of    Aggregate Cut-off    Mortgage    Wtd. Avg.      Stated        Balance     Lockout then
                        Mortgage     Date Principal        Pool      Mortgage      Remaining   Lockout then   Greater of 1%
 Mortgage Rate            Loans          Balance         Balance       Rate        Term (Mo.)   Defeasance    or Yld. Maint.
---------------------------------------------------------------------------------------------------------------------------
6.75% to 6.99%              2         $ 18,411,866         2.52%       6.920%         183           0.00%          0.72%
7.00% to 7.24%              4           14,374,618         1.97        7.088           99           1.06           0.91
7.25% to 7.49%              8           18,272,420         2.50        7.322          120           0.82           0.56
7.50% to 7.74%             14           77,339,871        10.60        7.606          145           8.27           0.16
7.75% to 7.99%             42           88,671,134        12.16        7.875          115          10.00           1.13
8.00% to 8.24%             55          193,989,143        26.59        8.119          111          25.20           0.47
8.25% to 8.49%             59          152,606,908        20.92        8.338          112          18.68           1.67
8.50% to 8.74%             36           80,856,661        11.08        8.609          132          10.26           0.73
8.75% to 8.99%             30           45,304,937         6.21        8.853          123           4.58           1.00
9.00% to 9.24%              9           27,149,293         3.72        9.114          113           3.60           0.12
9.25% to 9.49%              7           10,731,831         1.47        9.309          104           0.88           0.10
9.50% to 9.99%              2            1,731,479         0.24        9.854          118           0.04           0.20
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average    268         $729,440,160       100.00%       8.169%         120          83.38%          7.77%
===========================================================================================================================

                                                % of Pool       % of Pool
                        % of Pool    % of Pool     Balance         Balance     % of Pool
                         Balance      Balance    Greater of 1%     Lockout    Balance Yld.
                        Lockout    Greater  of  or Yld. Maint.      then       Maint. then      % of Pool
                        then Yld.   1% or Yld.  then Declining    Declining     Declining        Balance
 Mortgage Rate            Maint.       Maint.        Fee             Fee           Fee         Yld. Maint.
----------------------------------------------------------------------------------------------------------
6.75% to 6.99%            1.80%        0.00%        0.00%           0.00%         0.00%           0.00%
7.00% to 7.24%            0.00         0.00         0.00            0.00          0.00            0.00
7.25% to 7.49%            1.12         0.00         0.00            0.00          0.00            0.00
7.50% to 7.74%            1.77         0.41         0.00            0.00          0.00            0.00
7.75% to 7.99%            0.00         1.03         0.00            0.00          0.00            0.00
8.00% to 8.24%            0.00         0.52         0.41            0.00          0.00            0.00
8.25% to 8.49%            0.00         0.19         0.04            0.00          0.19            0.15
8.50% to 8.74%            0.00         0.00         0.00            0.09          0.00            0.00
8.75% to 8.99%            0.00         0.10         0.21            0.00          0.33            0.00
9.00% to 9.24%            0.00         0.00         0.00            0.00          0.00            0.00
9.25% to 9.49%            0.00         0.00         0.00            0.48          0.00            0.00
9.50% to 9.99%            0.00         0.00         0.00            0.00          0.00            0.00
---------------------------------------------------------------------------------------------------------
Total/Weighted Average    4.70%        2.25%        0.66%           0.58%         0.52%           0.15%
=====================================================================================================---=

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE


                      STRUCTURAL AND COLLATERAL TERM SHEET


                        ALLOCATION OF PREPAYMENT PREMIUMS


Prepayment premiums will be allocated between the Publicly Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

     - A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Publicly Offered Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Publicly Offered Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

                             Prepayment                   (Pass-Through Rate - Discount Rate )
                         Premium Allocation         =     ------------------------------------
                             Percentage                      (Mortgage Rate - Discount Rate)


     - The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

     - In general, this formula provides for an increase in the allocation of Prepayment Premiums to the Publicly Offered Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

     Allocation of Prepayment Premiums Example

          Discount Rate Fraction Methodology:
              Mortgage Rate                                =  9%
              Bond Class Rate                              =  7%
              Treasury Rate                                =  6%


          BOND CLASS ALLOCATION      CLASS X ALLOCATION

          7% - 6%
          -------   = 33 1/3%        Receives excess premiums = 66 2/3% thereof.
          9% - 6%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 TOP TEN LOANS


Ten Largest Loans:                                                                                Aggregate Cut-      % of Initial
                                                                                                     off Date            Mortgage
                                                               Loan                                 Principal              Pool
Property Name(s)                                            Originator      Property Type            Balance             Balance
-----------------------------------------------------------------------------------------------------------------------------------
Putnam Building                                                SBRC            Office            $  28,618,255             3.92
Los Cabos II Apartments & Jovanna Villas Apartments(*)         GCFP          Multifamily            23,685,052             3.25
Sunrise Plaza Shopping Center                                  GCFP        Anchored Retail          14,887,463             2.04
Hasbrouck & Torview Apartments                                 GCFP          Multifamily            14,641,647             2.01
Muncie Apartments Portfolio                                    SBRC          Multifamily            13,152,356             1.80
Sports Arena Village                                           SBRC         Office/Retail           12,904,150             1.77
Holiday Inn Somerset                                           GCFP       Full Service Hotel        12,899,824             1.77
Southridge Shopping Center                                     GCFP        Anchored Retail          11,417,665             1.57
Stewart Plaza                                                  GCFP             Office              11,180,811             1.53
The Carriage Building (Building 39)                            GCFP             Office              10,957,230             1.50
-----------------------------------------------------------------------------------------------------------------------------------
Total / Weighted Average                                                                          $154,344,453            21.16%
===================================================================================================================================

Ten Largest Loans:                                                                 Wtd. Avg.                            Wtd. Avg.
                                                              Wtd. Avg.             Stated           Wtd. Avg.        Cut-off Date
                                                              Mortgage             Remaining          U/W NCF           Loan-to-
Property Name(s)                                                Rate               Term (Mo.)          DSCR            Value Ratio
----------------------------------------------------------------------------------------------------------------------------------
Putnam Building                                                 7.570%               158               1.21x             78.95%
Los Cabos II Apartments & Jovanna Villas Apartments(*)          8.300                115               1.20              74.19
Sunrise Plaza Shopping Center                                   8.140                115               1.32              73.70
Hasbrouck & Torview Apartments                                  8.140                113               1.26              72.84
Muncie Apartments Portfolio                                     6.940                217               1.24              75.63
Sports Arena Village                                            7.510                216               1.35              66.18
Holiday Inn Somerset                                            9.140                110               1.41              61.43
Southridge Shopping Center                                      8.670                116               1.33              68.17
Stewart Plaza                                                   7.920                108               1.35              73.08
The Carriage Building (Building 39)                             8.220                113               1.30              67.02
----------------------------------------------------------------------------------------------------------------------------------
Total / Weighted Average                                        8.016%               139               1.28x             72.25%
===================================================================================================================================

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction.
The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY -- SUBJECT TO CHANGE


                      STRUCTURAL AND COLLATERAL TERM SHEET


              DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE


                                                    Aggregate Cut-   % of Initial
                                  Number of            off Date        Mortgage         Average Cut-off      Wtd. Avg.
                                  Mortgaged            Principal         Pool           Date Principal       Mortgage
Property Types                   Properties             Balance        Balance              Balance            Rate
-----------------------------------------------------------------------------------------------------------------------
Office                               45             $ 188,926,406       25.90%            $4,198,365          8.029%
Multifamily                         105               173,325,674       23.76              1,650,721          8.044
Unanchored Retail                    55               109,914,651       15.07              1,998,448          8.192
Industrial                           28                83,496,096       11.45              2,982,003          8.465
Anchored Retail                       7                49,389,199        6.77              7,055,600          8.161
Office/Retail                        11                42,490,237        5.83              3,862,749          7.834
Full Service Hotel                    6                36,962,179        5.07              6,160,363          8.519
Limited Service Hotel                 9                19,935,076        2.73              2,215,008          8.998
Mixed Use                             3                12,613,771        1.73              4,204,590          8.360
Mobile Home Park                      8                 8,848,463        1.21              1,106,058          8.381
Self Storage                          1                 3,538,410        0.49              3,538,410          8.620
-----------------------------------------------------------------------------------------------------------------------
 Total / Weighted Average           278             $ 729,440,160      100.00%            $2,623,885          8.169%
=======================================================================================================================

                                  Wtd. Avg.                    Wtd. Avg.
                                   Stated      Wtd. Avg.     Cut-off Date
                                  Remaining     U/W NCF        Loan-to-
Property Types                   Term (Mo.)      DSCR        Value Ratio
------------------------------------------------------------------------
Office                              118          1.29x         72.07%
Multifamily                         118          1.32           71.91
Unanchored Retail                   117          1.35           68.75
Industrial                          114          1.31           69.18
Anchored Retail                     119          1.33           67.82
Office/Retail                       140          1.39           66.26
Full Service Hotel                  108          1.47           60.90
Limited Service Hotel               201          1.54           59.29
Mixed Use                           109          1.33           70.37
Mobile Home Park                    109          1.41           67.74
Self Storage                        113          1.44           65.53
------------------------------------------------------------------------
 Total / Weighted Average           120          1.33x          69.54%
========================================================================


                                  [PIE CHART]

Office                  25.90%
Self Storage             0.49%
Mobile Home Park         1.21%
Mixed Use                1.73%
Limited Service
Hotel                    2.73%
Multifamily             23.76%
Full Service Hotel       5.07%
Office/Retail            5.83%
Anchored Retail          6.77%
Industrial              11.45%
Unanchored Retail       15.07%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE


                      STRUCTURAL AND COLLATERAL TERM SHEET


                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                                         Aggregate    % of Initial                               Wtd. Avg.                Wtd. Avg.
                          Number of    Cut-off Date     Mortgage     Cumulative %    Wtd. Avg.    Stated     Wtd. Avg.  Cut-off Date
                          Mortgaged     Principal         Pool      of Initial Pool  Mortgage    Remaining    U/W NCF     Loan-to-
State                     Properties     Balance         Balance       Balance        Rate       Term (Mo.)     DSCR     Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
California                    54       158,970,997       21.79%         21.79%        8.026%        120         1.35x      69.56%
New York                      27       101,650,658       13.94%         35.73%        8.158%        113         1.34       68.08%
Massachusetts                  9        72,167,959        9.89%         45.62%        7.864%        130         1.29       73.32%
Nevada                        11        46,304,973        6.35%         51.97%        8.381%        115         1.25       70.50%
Florida                       25        41,405,893        5.68%         57.65%        8.159%        109         1.41       68.13%
Texas                         30        34,689,981        4.76%         62.40%        8.461%        104         1.34       69.10%
Pennsylvania                   4        32,383,208        4.44%         66.84%        8.101%        112         1.30       71.86%
New Jersey                    10        25,965,176        3.56%         70.40%        8.753%        114         1.42       65.29%
Arizona                        9        21,879,227        3.00%         73.40%        7.982%        107         1.33       67.24%
Minnesota                      4        19,120,362        2.62%         76.02%        8.508%        126         1.29       70.12%
Maryland                       4        18,250,659        2.50%         78.52%        8.524%        112         1.29       74.19%
Indiana                        8        16,477,391        2.26%         80.78%        7.128%        195         1.24       75.66%
Oregon                         6        13,031,867        1.79%         82.57%        8.215%        115         1.30       68.14%
Washington                     6        12,824,476        1.76%         84.33%        8.186%        117         1.34       67.07%
Connecticut                    7        11,633,217        1.59%         85.92%        8.351%        112         1.52       67.97%
Ohio                          13        11,119,250        1.52%         87.45%        8.074%        109         1.42       61.73%
Louisiana                      7        10,667,056        1.46%         88.91%        8.472%        188         1.44       64.22%
Georgia                        6         9,894,526        1.36%         90.27%        8.458%        114         1.38       70.18%
Michigan                       4         9,843,863        1.35%         91.62%        8.656%        136         1.32       67.57%
Illinois                       2         9,189,127        1.26%         92.88%        8.760%        113         1.26       72.87%
Mississippi                    5         8,693,535        1.19%         94.07%        8.486%        193         1.37       65.29%
Virginia                       2         4,694,308        0.64%         94.71%        8.036%        109         1.30       67.02%
North Carolina                 3         4,424,927        0.61%         95.32%        8.418%        124         1.31       69.90%
Vermont                        1         4,424,160        0.61%         95.92%        8.120%        106         1.31       77.62%
Arkansas                       1         3,488,140        0.48%         96.40%        8.030%        114         1.26       74.22%
Utah                           1         3,215,949        0.44%         96.84%        8.070%        113         1.25       73.09%
Missouri                       2         3,098,572        0.42%         97.27%        8.072%        107         1.43       70.33%
Colorado                       3         3,048,429        0.42%         97.69%        7.855%        105         1.41       66.64%
Maine                          2         2,578,542        0.35%         98.04%        8.972%        112         1.38       71.18%
Tennessee                      1         2,554,420        0.35%         98.39%        7.130%         98         1.17       76.82%
West Virginia                  1         2,269,770        0.31%         98.70%        7.375%        211         1.16       70.60%
Wisconsin                      1         2,105,829        0.29%         98.99%        8.970%        116         1.25       72.61%
Rhode Island                   1         1,842,937        0.25%         99.24%        8.290%        113         1.31       59.45%
Idaho                          1         1,493,286        0.20%         99.45%        8.090%        112         1.28       74.66%
Kentucky                       1         1,439,330        0.20%         99.64%        9.875%        114         1.58       47.98%
New Hampshire                  4         1,280,775        0.18%         99.82%        8.560%        108         1.59       65.18%
Nebraska                       1           999,938        0.14%         99.96%        8.030%        106         1.40       62.50%
Kansas                         1           317,445        0.04%        100.00%        8.625%        103         1.32       73.74%
------------------------------------------------------------------------------------------------------------------------------------
Total / Weighted Average     278      $729,440,160      100.00%                       8.169%        120         1.33x      69.54%
====================================================================================================================================

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE


                      STRUCTURAL AND COLLATERAL TERM SHEET


                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                [MAP OF THE UNITED STATES SHOWING DISTRIBUTION]



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
             DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------

                                           AGGREGATE CUT-                                                 WTD. AVG.
                                NUMBER OF     OFF DATE     % OF INITIAL    CUMULATIVE %                    STATED
                                MORTGAGE     PRINCIPAL     MORTGAGE POOL  OF INITIAL POOL    WTD. AVG.    REMAINING   WTD. AVG. U/W
RANGE OF CUT-OFF DATE BALANCES   LOANS        BALANCE         BALANCE        BALANCE       MORTGAGE RATE  TERM (MO.)     NCF DSCR
------------------------------------------------------------------------------------------------------------------------------------
$          0 to $    999,999       78       $ 47,100,589         6.46%        6.46%            8.448%        115            1.43x
$  1,000,000 to $  2,499,999      101        164,982,801        22.62        29.07             8.288         120            1.35
$  2,500,000 to $  4,999,999       50        173,609,111        23.80        52.88             8.194         115            1.36
$  5,000,000 to $  7,499,999       20        118,550,226        16.25        69.13             8.066         111            1.36
$  7,500,000 to $  9,999,999        7         59,628,273         8.17        77.30             8.274         114            1.27
$ 10,000,000 to $ 14,999,999       11        136,950,906        18.77        96.08             8.064         132            1.30
$ 15,000,000 to $ 29,999,999        1         28,618,255         3.92        100.00            7.570         158            1.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE          268       $729,440,160       100.00%                         8.169%        120            1.33X
------------------------------------------------------------------------------------------------------------------------------------

                                  WTD. AVG. CUT-
                                  OFF DATE LOAN-
RANGE OF CUT-OFF DATE BALANCES    TO-VALUE RATIO
------------------------------------------------
$          0 to $    999,999          64.34%
$  1,000,000 to $  2,499,999          68.37
$  2,500,000 to $  4,999,999          69.33
$  5,000,000 to $  7,499,999          67.41
$  7,500,000 to $  9,999,999          73.34
$ 10,000,000 to $ 14,999,999          71.26
$ 15,000,000 to $ 29,999,999          78.95
------------------------------------------------
Total / Weighted Average              69.54%
------------------------------------------------


                                   [BAR CHART]


RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($MM)  0.00 -   1.00 -   2.50 -   5.00 -   7.50 -  10.00 -  15.00 -
                                                0.99     2.49     4.99     7.49     9.99    14.99    29.99
% OF INITIAL MORTGAGE POOL BALANCE              6.46%    22.62%   23.80%   16.25%   8.17%   18.77%   3.92%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
       DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN NET CASH FLOW DSCR
--------------------------------------------------------------------------------

                                     AGGREGATE CUT-
                          NUMBER OF     OFF DATE       % OF INITIAL   CUMULATIVE %                   WTD. AVG. STATED
                           MORTGAGE    PRINCIPAL      MORTGAGE POOL  OF INITIAL POOL    WTD. AVG.     REMAINING TERM   WTD. AVG. U/W
RANGE OF U/W NCF DSCR       LOANS       BALANCE          BALANCE        BALANCE       MORTGAGE RATE        (MO.)          NCF DSCR
------------------------------------------------------------------------------------------------------------------------------------
   1.00x   to  1.09x           2     $   4,619,411         0.63%           0.63%          8.103%            201             1.05x
   1.10x   to  1.19x           5        30,319,724         4.16            4.79           8.096             120             1.19
   1.20x   to  1.24x          25       107,349,019        14.72           19.51           7.903             138             1.23
   1.25x   to  1.29x          76       207,298,886        28.42           47.93           8.250             113             1.28
   1.30x   to  1.39x          82       236,434,025        32.41           80.34           8.177             120             1.34
   1.40x   to  1.49x          37        73,420,325        10.07           90.40           8.392             114             1.43
   1.50x   to  1.59x          21        37,944,357         5.20           95.61           7.996             117             1.55
   1.60x   to  1.69x          12        23,227,419         3.18           98.79           8.066             126             1.64
   1.70x   to  1.79x           3         5,687,372         0.78           99.57           8.881             109             1.75
   1.80x   to  2.39x           2         1,131,651         0.16           99.72           8.220             111             2.16
   2.40x   to  2.99x           2           794,078         0.11           99.83           8.225             105             2.61
   3.00x   to  3.59x           1         1,213,893         0.17          100.00           8.875             111             3.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE     268     $ 729,440,160       100.00%                          8.169%            120             1.33X
------------------------------------------------------------------------------------------------------------------------------------


                            WTD. AVG. CUT-
                            OFF DATE LOAN-
RANGE OF U/W NCF DSCR       TO-VALUE RATIO
------------------------------------------
   1.00x   to  1.09x             72.06%
   1.10x   to  1.19x             74.13
   1.20x   to  1.24x             74.89
   1.25x   to  1.29x             71.93
   1.30x   to  1.39x             69.58
   1.40x   to  1.49x             64.47
   1.50x   to  1.59x             58.81
   1.60x   to  1.69x             55.77
   1.70x   to  1.79x             68.31
   1.80x   to  2.39x             36.17
   2.40x   to  2.99x             30.69
   3.00x   to  3.59x             27.59
------------------------------------------
TOTAL / WEIGHTED AVERAGE         69.54%
------------------------------------------

                                  [BAR CHART]

RANGE OF U/W NCF DSCR               1.00 -  1.10 -  1.20 -  1.25 -  1.30 -  1.40 -  1.50 -  1.60 -  1.70 -  1.80 -  2.40 -  3.00 -
                                    1.09x   1.19x   1.24x   1.29x   1.39x   1.49x   1.59x   1.69x   1.79x   2.39x   2.99x   3.59x
% OF INITIAL MORTGAGE POOL BALANCE  0.63%   4.16%   14.72%  28.42%  32.41%  10.07%  5.20%   3.18%   0.78%   0.16%   0.11%   0.17%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO

                                      AGGREGATE CUT-  % OF INITIAL                           WTD. AVG.
                          NUMBER OF     OFF DATE        MORTGAGE     CUMULATIVE   WTD. AVG.   STATED     WTD. AVG.  WTD. AVG. CUT-
RANGE OF CUT-OFF DATE     MORTGAGE      PRINCIPAL          POOL     % OF INITIAL  MORTGAGE   REMAINING    U/W NCF   OFF DATE LOAN-
      LTV RATIO             LOANS        BALANCE         BALANCE    POOL BALANCE    RATE     TERM (MO.)     DSCR    TO-VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
  0.00%   to  39.99%           5     $   3,379,383         0.46%         0.46%      8.359%      108        2.46x         31.95%
 40.00%   to  44.99%           4         4,496,508         0.62          1.08       9.022       119        1.68          41.45
 45.00%   to  49.99%           7        16,004,415         2.19          3.27       8.269       149        1.51          46.85
 50.00%   to  54.99%          11        21,060,383         2.89          6.16       8.034       128        1.51          52.67
 55.00%   to  59.99%          21        27,465,545         3.77          9.93       8.072       117        1.46          57.92
 60.00%   to  64.99%          33        67,273,088         9.22         19.15       8.488       122        1.39          62.55
 65.00%   to  69.99%          56       158,820,769        21.77         40.92       8.222       119        1.34          67.76
 70.00%   to  74.99%          91       308,956,451        42.36         83.28       8.197       113        1.30          72.95
 75.00%   to  84.99%          40       121,983,618        16.72        100.00       7.847       133        1.27          77.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE     268     $ 729,440,160       100.00%                    8.169%      120        1.33X         69.54%
------------------------------------------------------------------------------------------------------------------------------------


                                  [BAR CHART]


RANGE OF CUT-OFF DATE LTV RATIO     0.00 -  40.00 -  45.00 -  50.00 -  55.00 -  60.00 -  65.00 -  70.00 -  75.00 -
                                    39.99   44.99    49.99    54.99    59.99    64.99    69.99    74.99    84.99
% OF INITIAL MORTGAGE POOL BALANCE  0.46%   0.62%     2.19%    2.89%    3.77%    9.22%   21.77%   42.36%   16.72%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                            PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
     DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY
--------------------------------------------------------------------------------

                                                                                                       WTD. AVG.
                             NUMBER OF    AGGREGATE CUT-    % OF INITIAL  CUMULATIVE % OF   WTD. AVG.   STATED     WTD. AVG.
 RANGE OF REMAINING TERM TO  MORTGAGE   OFF DATE PRINCIPAL    MORTGAGE    INITIAL MORTGAGE  MORTGAGE   REMAINING    U/WNCF
       MATURITY (MOS.)        LOANS           BALANCE       POOL BALANCE    POOL BALANCE      RATE     TERM (MO.)    DSCR
------------------------------------------------------------------------------------------------------------------------------
       0  to  83                 6      $    8,158,517          1.12%          1.12%         8.778%        76        1.34x
      84  to  95                 8          13,965,464          1.91           3.03          8.068         91        1.45
      96  to  107               76         111,751,512         15.32          18.35          7.818        104        1.41
     108  to  119              155         510,222,061         69.95          88.30          8.304        112        1.32
     120  to  179                7          38,335,565          5.26          93.56          7.797        160        1.24
     180  to  239               12          38,080,392          5.22          98.78          7.533        215        1.26
     240  to  359                4           8,926,649          1.22         100.00          8.730        287        1.52
------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       268      $  729,440,160        100.00%                        8.169%       120        1.33X
------------------------------------------------------------------------------------------------------------------------------


                               WTD. AVG. CUT-
 RANGE OF REMAINING TERM TO    OFF DATE LOAN-
       MATURITY (MOS.)         TO-VALUE RATIO
----------------------------------------------
       0  to  83                    69.06%
      84  to  95                    64.95
      96  to  107                   66.60
     108  to  119                   70.26
     120  to  179                   73.31
     180  to  239                   70.24
     240  to  359                   54.27
----------------------------------------------
TOTAL / WEIGHTED AVERAGE            69.54%
----------------------------------------------


                                  [BAR CHART]


RANGE OF REMAINING TERM TO SCHEDULED MATURITY (MONTHS)  0 - 83   84 - 95   96 - 107   108 -    120 -    180 -    240 -
                                                                                      119      179      239      359
% OF INITIAL MORTGAGE POOL BALANCE                       1.12%    1.91%     15.32%    69.95%   5.26%    5.22%    1.22%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET







--------------------------------------------------------------------------------
TEN LARGEST LOANS
ASSET AND LOAN SUMMARIES
--------------------------------------------------------------------------------







----------
     Includes cross-collateralized and cross-defaulted loans.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                            6603287- Putnam Building
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL     $28,618,254.87
BALANCE:
% OF MORTGAGE POOL         3.92%
BALANCE:
ORIGINATION DATE:          13-Apr-99
MATURITY DATE:             01-Aug-13
MORTGAGE INTEREST
RATE:                      7.57%
AMORTIZATION TERM:         351
BORROWER/ SPONSOR:         The general partner of Trumbull Center Limited
                           Partnership is Trumbull Center Investment Corp. and the general partner of Fairfield Mortgage Partners
                           L.P. is DIV Fairfield Investment Corp. Both entities are owned by Jonathan G. Davis, his wife Margot
                           Davis, and Paul Marcus. Mr. Davis and Mr. Marcus are prominent developers/managers in the greater Boston
                           Area. They have developed over $390 million worth of commercial properties.

CALL PROTECTION AT         The loan is locked-out to prepayment for the first 37
ORIGINATION:               months of its term; subject to defeasance for the
                           next 130 months and open to prepayment without penalty for the last 4 months.

LIEN TYPE:                 First Mortgage

OWNERSHIP INTEREST:        Fee Simple


                               PRINCIPAL TENANCIES

                      BASE                 % OF         LEASE
                      ----                 ----         -----
                      RENT      NRSF       TOTAL      EXPIRATION
                      ----      ----       -----      ----------
                      PSF                  NRSF
                      ---                  ----
Putnam               $13.41    231,000     100%        7/31/13
Investments, Inc.

                                    RESERVES

There is currently not a tax and insurance escrow in place, however, lender may require Tax and Insurance Escrows in the event of default. A replacement reserve escrow and a TI/LC escrow are collected in the amount $2,916.67 each month as a part of a Loan Reserve Fund Escrow. Commencing 8/1/2012, all Property Cash Flow is to be paid into a Supplemental Reserve Account Escrow until the total of the Loan Reserve Fund Escrow and Supplemental Reserve Account Escrow equals the sum of nine monthly payments of principal and interest under the Loan. The Loan Reserve Fund Escrow and Supplemental Reserve Account Escrow are released/waived if Putnam renews its Lease for an additional 10 year term expiring July 2023.

                              PROPERTY INFORMATION

PROPERTY TYPE:             Office
LOCATION:                  Norwood, MA
YEAR BUILT/ RENOVATED:     1978/NAP
PROPERTY SIZE:             231,000 SF
CUT-OFF DATE PRINCIPAL
BALANCE PER SF:            $123.89

GENERAL CHARACTERISTICS: The property is a one-story Class A office building constructed in 1978. It is located 12.5 miles southwest of downtown Boston.

The building is occupied by a single tenant with a triple-net lease, Putnam Investments, Inc. Putnam is a subsidiary of Marsh & McLennan Companies, Inc. It has assets of $2.1 billion and revenue increases of 40% and 20% over the past two years. Putnam signed a fifteen year lease with rent step-ups every five years and two-ten year extension options with increasing rents.

Pursuant to the terms of the lease, Putnam is contractually obligated to spend at least $25 million to create a state-of-the-art Investor Service Center which will include a 100,000 sf addition to the building that will provide additional collateral to the loan.

PROPERTY MANAGER:           Glen Management Corporation is owned by one of the
                            principals, Jonathan Davis.
OCCUPANCY:                  100%
OCCUPANCY AS OF DATE:       05-Aug-99
UNDERWRITTEN NET OPERATING
INCOME:                     $3,004,575
UNDERWRITTEN NET CASH FLOW: $2,969,575
UNDERWRITTEN NET CASH FLOW
DSCR:                       1.21x
APPRAISED VALUE:            $36,250,000
APPRAISAL DATE:             17-Jun-98
CUT-OFF DATE LTV RATIO:     78.95%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

      03-0812021a&b - Jovanna Villas Apartments & Los Cabos II Apartments



                                LOAN INFORMATION

 Cut-off Date Principal
 Balance:                     $23,685,052.07 (1)

 % of Mortgage Pool
 Balance:                     3.25%

 Origination Date:            22-Dec-99

 Maturity Date:               01-Jan-10

 Mortgage Interest
 Rate:                        8.30%

 Amortization Term:           360

 Borrower/ Sponsor:           Los Cabos II LV99-002, LLC and Jovanna Villa
                              LV99-003, LLC are the borrowing entities. Their 1% managing members, are structured as bankruptcy remote, special purpose entities. The Borrowers' managing members have independent directors on their boards. A non-consolidation opinion was obtained at closing.

                              These LLCs are effectively controlled by Aegis Realty Trust, Inc., a Maryland REIT, based in Southern California. The senior management of the REIT has extensive experience in real estate investment banking, acquisitions, asset management, construction and development. The limited partners of Aegis Realty, L.P., and the owners of Aegis Realty Trust, Inc. are the indemnitors on both loans.

 Call Protection at           The loans are locked-out to prepayment for the
 Origination:                 first 29 months of their terms; subject to
                              defeasance for the next 87 months and open to prepayment for the last 4 months.

 Lien Type:                   First Mortgages

 Ownership Interest:          Fee Simple

                                    RESERVES

There are tax and insurance escrows which require deposits in amounts estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There are also escrows required for future capital expenditures which are required to be funded monthly in the total annual amount of $118,500 or $250/unit.



                              PROPERTY INFORMATION

Property Type:                Multifamily - Garden

Location:                     North Las Vegas/Las Vegas, NV

Year Built/ Renovated:        1998/NAP

Property Size:                474 Units

Cut-off Date Principal
Balance per Unit:             $49,968.46

General Characteristics: Los Cabos Villas II and Jovanna Villas are newly-developed 210-unit and 264-unit gated apartment communities that opened in August and October of 1998, respectively. The Los Cabos Villas II is located in North Las Vegas, approximately 20 minutes from the Las Vegas strip and Jovanna Villas is located in south Las Vegas, within minutes of the Las Vegas strip and McCarren Airport. Project amenities at both properties include full-size washer and dryers in units, garages or covered parking, pool, spa and fitness center. These two properties are cross-collateralized and cross-defaulted and the numbers represented herein are combined numbers for both properties.

Property Manager:             J&M Realty Company is a full service real estate
                              company that was established by its principals, John Woolley and Michel Aimola. Woolley and Aimola have a combined fifty-five years of real estate experience. During the past 15 years, Woolley and Aimola have managed more than 15,000 units in Arizona, California, Florida, Nevada, Oklahoma and
                              Texas. J&M specializes in bringing newly opened apartment communities to stabilized occupancy levels.

Occupancy:                    95%

Occupancy as of Date:         29-Nov-99

Underwritten Net Operating
Income:                       $2,693,932

Underwritten Net Cash Flow:   $2,575,432

Underwritten Net Cash Flow
DSCR:                         1.20x

Appraised Value:              $31,925,000

Appraisal Date:               4-Nov/12-Nov-99

Cut-off Date LTV Ratio:       74.19%

(1) Represents a cross-collateralized and cross-defaulted loan group.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                   03-0810209 - Sunrise Plaza Shopping Center



                                LOAN INFORMATION

Cut-off Date Principal
Balance:                      $14,887,462.50

% of Mortgage Pool            2.04%
Balance:

Origination Date:             09-Dec-99

Maturity Date:                01-Jan-10

Mortgage Interest
Rate:                         8.14%

Amortization Term:            360

Borrower/ Sponsor:            E P & G Properties with Elias, Pete, and Gus
                              Tsigaris each owning a 1/3 interest. In addition to the subject, the brothers own approximately $16 million of land, office and retail properties.
                              They also own and operate a chain of restaurants in Northern California. Their collective net worths are represented to be $17.6 million.

Call Protection at            The loan is locked-out to prepayment for the first
Origination:                  29 months of its term; subject to defeasance for
                              the next 87 months and open to prepayment without penalty for the last 4 months.

Lien Type:                    First Mortgage

Ownership Interest:           Fee Simple



                               PRINCIPAL TENANCIES

                     Base Rent                           % of Total            Lease
                        PSF                NRSF             NRSF             Expiration
                     ---------            ------            -----             ---------
Sportmart            $   10.95            41,176            36.35%            1/31/2004
Comp USA             $   13.75            25,090            22.15%            6/30/2011
Western Appliance    $   15.00            10,000              8.8%            1/31/2005

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $23,208/year.

The tenant improvement escrow is $34,459/year and the leasing commission escrow is $56,441/year.



                              PROPERTY INFORMATION

Property Type:                Anchored Retail

Location:                     San Jose, CA

Year Built/ Renovated:        1995/NAP

Property Size:                113,266 SF

Cut-off Date Principal
Balance per SF:               $131.44

General Characteristics: Sunrise Plaza is an anchored retail shopping center located in San Jose, CA. It is located on Blossom Hill Road, 1/2 block from the 85 Freeway. The property has a full city block of frontage along the south side of Blossom Hill Road with three traffic signals facilitating access to the property.

The center is anchored by Sportmart and Comp USA. Blossom Hill Road is the most active retail market in the greater San Jose area. Other retail centers proximate to the subject include the Oakridge Mall (Macys, Sears), Tower Center (Tower Records, Party City, Radio Shack, Babies R Us), Mainstreet at Santa Teresa (Albertson's/Lucky, Super Crown Bookstore, Starbucks, Blockbuster Video), Kmart Plaza (Kmart, Boston Market, Good Guys), Almaden Plaza (Costco, Barnes & Noble, Circuit City), and Hillview Plaza (Home Depot, Office Depot).

Property                      Portfolio Realty Management which manages 24
Manager:                      properties in the Bay area with more than 300
                              tenants in 1 million s.f. of office, industrial and retail space.

Occupancy:                    95%

Occupancy as of Date:         26-Nov-99

Underwritten Net Operating
Income:                       $1,869,038

Underwritten Net Cash Flow:   $1,753,600

Underwritten Net Cash Flow
DSCR:                         1.32x

Appraised Value:              $20,200,000

Appraisal Date:               08-Oct-99

Cut-off Date LTV Ratio:       73.70%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                   HHCC0062 - Hasbrouck & Torview Apartments



                                LOAN INFORMATION

Cut-off Date Principal
Balance:                      $14,641,646.86

% of Mortgage Pool
Balance:                      2.01%

Origination Date:             27-Oct-99

Maturity Date:                01-Nov-09

Mortgage Interest
Rate:                         8.14%

Amortization Term:            360

Borrower/ Sponsor:            Berk-Cohen Associates at Torview Village Apts,
                              LLC. The Property is owned by an LLC whose members consist of Mr. Harvey Berk, 51% owner, and his daughter, Ms. Diana Berk Cohen, 49% owner. The borrowing entity holds the property as a single asset entity. Mr. Berk, who has been a real estate investment principal for over 30 years, owns or has a majority interest in four office properties, 11 multifamily properties with a total of 3,586 units and several land investments. He is a long term holder and does not often sell properties.

Call Protection at            The loan is locked out to prepayment for the first
Origination:                  31 months of its term; subject to defeasance for
                              the next 85 months and open to prepayment for the last 4 months.

Lien Type:                    First Mortgage

Ownership Interest:           Fee Simple



                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.



                              PROPERTY INFORMATION

Property Type:                Multifamily - Garden

Location:                     Garnerville, NY

Year Built/ Renovated:        1970/NAP

Property Size:                373 Units

Cut-off Date Principal
Balance per Unit:             $39,253.74

General Characteristics: The subject loan is secured by a first mortgage on a 373-unit garden apartment complex known as Hasbrouck and Torview located in Garnerville, NY. The Property is located approximately 30 miles north of New York City in the northeastern portion of Rockland County. Hasbrouck and Torview is an attractive, garden apartment complex that has been maintained in good condition with a clean appearance. The project is comprised of 9 two-story garden apartment buildings with brick veneer, pitched roofs and in the case of Torview, balconies and patios on some of the units. The landscaping is mature and well-maintained.

Property Manager:             Mr. Harvey Berk, one of the key principals, owns
                              Manhattan Management Company which provides property management services for the property.
                              Mrs. Diana Berk Cohen, the daughter of Mr. Berk, is also directly involved with the ownership and management of the property.

Occupancy:                    97%

Occupancy as of Date:         30-Sep-99

Underwritten Net Operating
Income:                       $1,729,701

Underwritten Net Cash Flow:   $1,655,101

Underwritten Net Cash Flow
DSCR:                         1.26x

Appraised Value:              $20,100,000

Appraisal Date:               12-Jul-99

Cut-off Date LTV Ratio:       72.84%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                     6600058 - Muncie Apartments Portfolio



                                LOAN INFORMATION

Cut-off Date Principal
Balance:                      $13,152,356.05

% of Mortgage Pool
Balance:                      1.80%

Origination Date:             06-Jun-98

Maturity Date:                01-Jul-18

Mortgage Interest
Rate:                         6.94%

Amortization Term:            240

Borrower/ Sponsor:            The Borrowing Entity is CJB Apartments, LLC. It is
                              solely controlled by Charles Burnworth and his wife Linda Burnworth. Mr. and Mrs Burnworth are also the carvout guarantors for this loan. Mr.
                              Burnworth founded CJB Enterprises in 1984 to develop quality multifamily housing that services the specific demographic needs of the Muncie, IN market, in particular, the student population.

                              Mr. Burnworth also purchased land in various college towns across the country and constructed HUD/FHA approved condominiums for college students. Mr. and Mrs. Burnworth has a reported net worth of over $6.7 million.

Call Protection at            The loan is locked-out to prepayment for the first
Origination:                  119 months of its term; subject to a Yield
                              Maintenance Penalty for the next 114 months and open to prepayment for the last months.

Lien Type:                    First Mortgage

Ownership Interest:           Fee Simple



                                    RESERVES

There is a tax and insurance escrow which require deposits in amounts estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the annual amount of $442.70/unit for the life of the loan.



                              PROPERTY INFORMATION

Property Type:                Multifamily - Student Housing

Location:                     Muncie, IN

Year Built/ Renovated:        1984-1993/NAP

Property Size:                308 Units

Cut-off Date Principal
Balance per Unit:             $42,702.45

General Characteristics: Muncie Apartments Portfolio consists of six multifamily properties containing a total of 308 units. The properties were built between 1984 and 1993. They are all located less than one mile from Ball State University and are occupied mostly by students attending the University. The largest property in the portfolio has amenities which include a swimming pool, clubhouse with fitness center, volleyball and basketball court. Most units are equipped with microwaves, washers and dryers. The three-year historical vacancy rate at these properties has averaged less than 1%.

Property Manager:             The property is managed CJB Enterprises which is
                              owned by the principal of the borrowing entity, Charles Burnworth. CJB Enterprises has developed ten student condominium projects in eight states across the country.

Occupancy:                    100%

Occupancy as of Date:         04-Jan-00

Underwritten Net Operating
Income:                       $1,719,249

Underwritten Net Cash Flow:   $1,577,884

Underwritten Net Cash Flow
DSCR:                         1.24x

Appraised Value:              $17,390,000

Appraisal Date:               05-Mar-98

Cut-off Date LTV Ratio:       75.63%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                         6000190 - Sports Arena Village



                                LOAN INFORMATION

Cut-off Date Principal
Balance:                      $12,904,149.90

% of Mortgage Pool
Balance:                      1.77%

Origination Date:             26-May-98

Maturity Date:                01-Jun-18

Mortgage Interest
Rate:                         7.51%

Amortization Term:            240

Borrower/ Sponsor:            The Borrowing Entity, Sports Arena Village, Ltd.,
                              a single-asset SPE whose principals are Douglas
                              Allred (30%), the Allred Family Living Trust (27%) and Ronald G. Wheatcroft (22%). Mr. Allred and Mr.
                              Wheatcroft have 40 years experience in real estate development and management. Mr.Allred has developed over 6,595 housing units, as well as
                              2.16 million sf of commercial space.

                              The Borrowers have a combined net worth in excess of $51 million at the time of closing.

Call Protection at            The loan is locked-out to prepayment for the first
Origination:                  119 months of its term; subject to Yield
                              Maintenance Penalty for the next 72 months and open to prepayment without penalty for the last 49 months.

Lien Type:                    First Mortgage

Ownership Interest:           Leasehold



                               PRINCIPAL TENANCIES

                  Base                                 % of Total            Lease
                Rent PSF              NRSF                NRSF             Expiration
                --------            -------               -----             --------
SAIC            $  13.63            100,418               39.43%            12/31/03
CSC             $  14.15             37,862               14.87%             5/31/01



                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $42,458 /year for the life of the loan.

The tenant improvement and leasing commission escrow is $84,957 /year for the life of the loan.



                              PROPERTY INFORMATION

Property Type:                Office/Retail

Location:                     San Diego, CA

Year Built/ Renovated:        1981/NAP

Property Size:                254,679  SF

Cut-off Date Principal
Balance per SF:               $50.67

General Characteristics: The subject property is a nine-building mixed-use complex, located at the intersection of Sports Arena Boulevard and Hancock Street in San Diego, California. There are six two-story class B office buildings and three single-story class B retail buildings. The site also has two pads which are developed with a Men's Depot store and a Red Lobster restaurant.

The property is located adjacent to the San Diego Sports Arena, home to the San Diego Gulls hockey team. It also hosts concerts, expositions and other recreational events.

Property Manager:             The Wheatcroft Company was founded in 1981 by
                              Ronald Wheatcroft, who is also a general partner in the borrowing entity. Mr. Wheatcroft entered the commercial real estate business in 1963 with Coldwell Banker and has been in the commercial real estate development and management business ever since.

Occupancy:                    95%

Occupancy as of Date:         01-Oct-99

Underwritten Net Operating
Income:                       $2,065,702

Underwritten Net Cash Flow:   $1,766,018

Underwritten Net Cash Flow
DSCR:                         1.35x

Appraised Value:              $19,500,000

Appraisal Date:               30-Mar-98

Cut-off Date LTV Ratio:       66.18%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                      9902010037 - Holiday Inn - Somerset

                                LOAN INFORMATION

Cut-off Date Principal
Balance:                     $12,899,823.81

% of Mortgage Pool
Balance:                     1.77%

Origination Date:            16-Jul-99

Maturity Date:               01-Aug-09

Mortgage Interest
Rate:                        9.14%

Amortization Term:           300

Borrower/ Sponsor:           Franklin Hotel Investments LP, the principal of
                             which is Arnold Orleans. Mr. Orleans has been involved in real estate development since 1974. He developed the subject as well as two other hotels.
                             He has also acquired and renovated hotels for a total of in excess of 1,000 rooms. Most of Mr.
                             Orleans' development activity has been concentrated in New Jersey, but he has also been active in Maryland, Virginia, Massachusetts, and Texas.

Call Protection at           The loan is locked-out to prepayment for the first
Origination:                 34 months of its term; subject to defeasance for
                             the next 82 months and open to prepayment without penalty for the last 4 months.

Lien Type:                   First Mortgage

Ownership Interest:          Leasehold

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

FF&E reserves are escrowed on the basis of 4% of EGI and collected monthly. At closing, $1,500,000 was escrowed for Phase I of the discretionary renovations planned by the borrower. In addition, $500,000 was escrowed over the first 6 months of the loan term from deposits and cash flow for additional discretionary renovations. As of January, 2000, $1,222,000 of these discretionary improvements had been completed. See "General Characteristics."

                              PROPERTY INFORMATION

Property Type:               Full Service Hotel

Location:                    Somerset, NJ

Year Built/ Renovated:       1983/NAP

Property Size:               284 Rooms

Cut-off Date Principal
Balance per Unit:            $45,421.91

General Characteristics: The loan refinanced the leasehold interest in the subject and provided funds for the borrower principal, Mr. Orleans, to buyout his partners. The ground lease is held by a related party and runs to 12/31/2080. This 284-room Holiday Inn was developed by Mr. Orleans in 1983. Amenities at this full-service hotel include a restaurant, lounge, outdoor pool, fitness room, business center and more than 6,100 sf of meeting space. The borrower had planned a $2.0 million renovation at the time of closing and, as of January, 2000, $1.22 million had been spent. The renovation includes guestroom case goods and soft goods, guestroom corridor refurbishment, lounge carpet and upholstery, wallpaper, banquet equipment, computer systems upgrade, parking lot, sidewalk, pool and laundry facility repairs.

The Holiday Inn is located on Davidson Avenue in Somerset, NJ just south of I-287. It is in the midst of a class-A office market with AT&T, Lucent Technologies, Bell Communications, Merrill Lynch, Bristol-Meyers Squibb, Johnson & Johnson and Ortho Pharmaceuticals as major users. The subject is also located across the street from the 60,000-s.f. Garden State Exhibit Center.

Property Manager:            Winegardner & Hammons, Inc., a full-service
                             hospitality company. Founded in 1959 by Roy
                             Winegardner and John Hammons, they manage 28 hotels totalling 6,374 rooms.

Occupancy:                   59% (avg. for 1999)

Occupancy as of Date:        31-Dec-99

Average Daily Rate:          $105.37 (up from $96.96 in 1998, $84.82 in 1997,
                             $78.07 in 1996)

Underwritten Net Operating
Income:                      $2,326,452

Underwritten Net Cash Flow:  $1,873,363
Underwritten Net Cash Flow
DSCR:                        1.41x

Appraised Value:             $21,000,000

Appraisal Date:              18-Mar-99

Cut-off Date LTV Ratio:      61.43%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                    03-0812009 - Southridge Shopping Center

                                LOAN INFORMATION

Cut-off Date Principal
Balance:                     $11,417,665.34

% of Mortgage Pool
Balance:                     1.57%

Origination Date:            05-Jan-00

Maturity Date:               01-Feb-10

Mortgage Interest
Rate:                        8.67%

Amortization Term:           360

Borrower/ Sponsor:           Vansouth Limited Partnership, the principal of
                             which is William Fine. Mr. Fine began developing
                             real estate in 1957. He has developed office,
                             industrial, retail and multifamily projects in the
                             Twin Cities, Chicago, Los Angeles and San
                             Francisco.  He has developed more  than  1,100
                             apartment units and 700,000 sf of retail space.

Call Protection at           The loan is locked-out to prepayment for the first
Origination:                 28 months of its term;  subject to defeasance for
                             the next 88 months and open to prepayment without penalty for the last 4 months.

Lien Type:                   First Mortgage

Ownership Interest:          Fee Simple


                        PRINCIPAL TENANCIES

                        Base                % of Total          Lease
                        ----        NRSF    ----------          -----
                      Rent PSF      ----      NRSF           Expiration
                      --------                ----           ----------
Sam's Club
(Walmart, Inc.)         $ 8.61     103,928     51.37%         3/31/2007
--------------------------------------------------------------------------------
OfficeMax               $ 9.25      25,850      12.78%        1/31/2003
--------------------------------------------------------------------------------
Pep Boys                $ 8.84      25,007      12.36%        9/20/2013
--------------------------------------------------------------------------------

                           RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $30,348/year.

An initial deposit to the TI/LC reserve was made in the amount of $100,000. Monthly collections are made on the basis of $60,696/year. A separate Sam's Club escrow was established for the potential roll of this space in March, 2007. Beginning in March, 2006, the borrower will be required to escrow $33,000 per month for one year ($396,000), for the potential re-tenanting of the Sam's Club space. If Sam's Club exercises its option to renew for 5 years, the money will be returned to the borrower.

                PROPERTY INFORMATION

Property Type:               Anchored Retail

Location:                    Inver Grove Heights, MN

Year Built/ Renovated:       1986/NAP

Property Size:               202,308 SF

Cut-off Date Principal
Balance per SF:              $56.44

General Characteristics: The subject center is located in Inver Grove Heights, Minnesota, which is part of the Twin Cities MSA. The center is anchored by a 103,928-sf Sam's Club (Walmart), a 25,850-sf Office Max and a 25,007-sf Pep Boys. Sales at the Sam's Club have steadily increased from $313/s.f. in 1995 to $402/s.f. in 1999.

The center is well-located 1/4 mile from I-494 and MN 110. The property is at the intersection of Mendota Road (traffic count 23,500/day) and Robert Street South (traffic count 82,000/day) with easy access and high visibility from both roads.

Property Manager:            Fine Associates LLC, a borrower affiliate. The
                             firm currently manages 713,000 sf of retail space with four centers located in Minnesota, Illinois and North Dakota as well as a 321-unit, 32-story luxury highrise apartment building located in downtown Minneapolis.

Occupancy:                   93%

Occupancy as of Date:        01-Sep-99

Underwritten Net Operating
Income:                      $1,535,275

Underwritten Net Cash Flow:  $1,424,498

Underwritten Net Cash Flow
DSCR:                        1.33x

Appraised Value:             $16,750,000

Appraisal Date:              14-Sep-99

Cut-off Date LTV Ratio:      68.17%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           9903010048 - Stewart Plaza

                                LOAN INFORMATION

Cut-off Date Principal
Balance:                     $11,180,811.13

% of Mortgage Pool
Balance:                     1.53%

Origination Date:            14-May-99

Maturity Date:               01-Jun-09

Mortgage Interest
Rate:                        7.92%

Amortization Term:           360

Borrower/ Sponsor:           Stewart  Plaza  Limited  Partnership, the
                             principals of which are Gary V. Wild and William R.
                             Lee each of whom owns 26% through both GP and LP interests. Mr. Wild and Mr. Lee developed the subject in 1987. Mr. Wild also owns a 24-unit
                             Victorian Inn and numerous 2-family rental units in Ouray, CO. Mr. Lee owns small rental properties in Upland and Laguna, CA. The subject is the principals' largest commercial real estate asset.

Call Protection at           The loan is locked-out to prepayment for the first
Origination:                 36 months of its term; subject to defeasance for
                             the next 80 months and open to prepayment without penalty for the last 4 months.

Lien Type:                   First Mortgage

Ownership Interest:          Fee Simple


                               PRINCIPAL TENANCIES

                        Base                % of Total          Lease
                        ----        NRSF    ----------          -----
                      Rent PSF      ----      NRSF           Expiration
                      --------                ----           ----------
Century 21
Beachside             $18.82        9,958     8.01%          1/31/2004
--------------------------------------------------------------------------------
Scott
Goldman,
M.D., Inc.            $14.09        8,655     6.97%          3/31/2003
--------------------------------------------------------------------------------

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $24,852/year.

The tenant improvement escrow is $69,792/year funded monthly and the leasing commission escrow is $54,108/year funded monthly. There is a combined cap on the TI/LC escrows of $240,000 which has been calculated as sufficient to cover the largest tenant rollover year.

                              PROPERTY INFORMATION

Property Type:               Office

Location:                    Upland, CA

Year Built/ Renovated:       1987/1990

Property Size:               124,262 SF

Cut-off Date Principal
Balance per SF:              $89.98

General Characteristics: The subject is comprised of 7 buildings with 111,973 sf of multi-tenanted office space and 12,289 sf of retail space. Two of the office buildings are 3-stories. The remaining buildings are single story.

The subject is at the intersection of N. Mountain and Arrow Streets in Upland, CA. It is a block away from the San Bernadino Freeway (I-10). Other development between the I-10 and the subject includes the 200,000-s.f. Mountain Green Shopping Center with Home Depot, Von's and T.J. Maxx. The area is fully developed with minimal opportunity for new competition.

The property is in excellent condition and is 93% occupied with a diverse tenant roster and staggered tenant rollover.

Property Manager:            Westrend/ Mountain dba Stewart Plaza

Occupancy:                   93%

Occupancy as of Date:        31-Oct-99

Underwritten Net Operating
Income:                      $1,482,482

Underwritten Net Cash Flow:  $1,331,036

Underwritten Net Cash Flow
DSCR:                        1.35x

Appraised Value:             $15,300,000

Appraisal Date:              02-Apr-99

Cut-off Date LTV Ratio:      73.08%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                03-0810176 - The Carriage Building (Building 39)

                                LOAN INFORMATION

Cut-off Date Principal
Balance:                     $10,957,229.98

% of Mortgage Pool
Balance:                     1.50%

Origination Date:            14-Oct-99

Maturity Date:               01-Nov-09

Mortgage Interest
Rate:                        8.22%

Amortization Term:           360

Borrower/ Sponsor:           Navy Yard Plaza Development Associates - 39 Limited
                             Partnership with  the  Navy  Yard  Development
                             Associates II, Inc., a Massachusetts corporation as general partner. The President of the general partner is Robert Kenney who has 31 years of development experience.

Call Protection at           The loan is locked-out to prepayment for the first
Origination:                 31 months of its term; subject to defeasance for
                             the next 85 months and open to prepayment without penalty for the last 4 months.

Lien Type:                   First Mortgage

Ownership Interest:          Leasehold


                               PRINCIPAL TENANCIES


                        Base                % of Total          Lease
                        ----        NRSF    ----------          -----
                      Rent PSF      ----      NRSF           Expiration
                      --------                ----           ----------
Massachusetts
Water
Resources             $25.65        84,789    98.79%          9/30/2006
Authority

                                    RESERVES

There is a tax and insurance escrow which requires deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due.

There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $13,572/year.

The tenant improvement and leasing commission escrow is $85,824/year.

                              PROPERTY INFORMATION

Property Type:               Office

Location:                    Charlestown, MA

Year Built/ Renovated:       1886/1987

Property Size:               85,825 SF

Cut-off Date Principal
Balance per SF:              $127.67

General Characteristics: Originally constructed in 1886, the subject is located in the Charlestown Navy Yard, within the metropolitan area of Boston. It was completely renovated in 1987 into a four-story office building. There is approximately 1,000 sf of retail space on the first floor occupied by a mini-market and floors 2 through 4 are occupied by the Massachusetts Water Resources Authority (MWRA). This quasi-public agency provides water supply services and sewage collection, treatment and disposal services to areas of Massachusetts. The subject is on an 80-year ground lease, expiring in 2067, from the Boston Redevelopment Authority which controls 105 acres of the 135-acre Navy Yard. There are 350,000 sf of office space and 725,000 sf of biomedical research space in the Navy Yard with the largest user being Massachusetts General Hospital.

The Navy Yard is strategically located immediately north of Boston. It is within a short drive of the Financial District, the Back Bay, Cambridge and Boston's northern suburbs. Access to I-93 and Route 1 is excellent.

Property Manager:            Fulton Properties, a borrower affiliate.

Occupancy:                   100%

Occupancy as of Date:        01-Oct-99

Underwritten Net Operating
Income:                      $1,424,528

Underwritten Net Cash Flow:  $1,281,358

Underwritten Net Cash Flow
DSCR:                        1.30x

Appraised Value:             $16,350,000

Appraisal Date:              30-Jun-99

Cut-off Date LTV Ratio:      67.02%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.